UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 3, 2009

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the second quarter of fiscal 2009 and forward-looking statements relating to 2009, as presented in a press release of August 4, 2009. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2009, the Nominating and Compensation Committee of the Board of Directors of Lionbridge Technologies, Inc. ("Lionbridge") approved a special performance-based compensation plan (the "Strategic Incentive Plan") designed to provide a cash-based award to key employees of Lionbridge, including its executive officers, upon achievement of key strategic priorities identified by the Board in July 2009. Under the terms of the Strategic Incentive Plan, a participating employee is eligible to receive a cash bonus, calculated on a specified percent of his or her 2009 base salary, upon achievement of the strategic performance metrics identified by the Board of Directors (the "Strategic Metrics"). The Strategic Metrics are tied to the development, release and deployment of commercial web-based service, product and technology offerings.

Payment of cash awards under the Strategic Incentive Plan will be made only if the Strategic Targets are achieved, as determined by the Nominating and Compensation Committee. The specified percent of base salary applicable to each participating employee who is an executive officer is as follows:

Rory Cowan, Chief Executive Officer: 36.7%
Satish Maripuri, Chief Operating Officer: 20%
Donald Muir, Chief Financial Officer: 20%
Paula Shannon, General Manager, Senior Vice President and Chief Sales Officer: 20%
Henri Broekmate, General Manager and Senior Vice President: 20%

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

August 4, 2009	By:	Donald Muir

Name: Donald Muir
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 4, 2009